September 2014 Investor Presentation Exhibit 99.1 Destination XL Group, Inc.

Destination XL Group, Inc.
FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES
Forward Looking Statements:
Certain information contained in this presentation, including, but not limited to, future store projections of sales per square foot, gross margin, occupancy and selling, general administrative expenses as well four-wall cash flow, constitute forward-looking statements under the federal securities laws. The discussion of forward-looking information requires management of the
Company to make certain estimates and assumptions regarding the Company's strategic direction and the effect of such plans on the Company's financial results. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores sales and direct-to-consumer business, the failure to achieve improvement in the Company's competitive position, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, trade and security restrictions and political or financial instability in countries where goods are manufactured, increases in raw material costs from inflation and other factors, the interruption of merchandise flow from the Company's distribution facility, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended
February 1, 2014 filed on March 17, 2014 and other Company filings with the Securities and Exchange Commission. The
Company assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Non-GAAP Measures:
Adjusted Net Loss, Adjusted Net Loss Per Diluted Share, EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA
Margin are non-GAAP measures. The Company believes that these non-GAAP measures are useful as additional means for investors to evaluate the Company's operating results, when reviewed in conjunction with the Company's GAAP financial statements. Please see Appendix A for additional information concerning these non-GAAP measures and a reconciliation to their respective GAAP measures.

LARGEST MEN’S B&T SPECIALTY RETAILER
354
Total stores
80% - 85%
Retail sales
15% - 20%
Direct sales
15
Private label brands
40
Name brands
20
Exclusive brands
40 million
Addressable market
1.4 million
Active customers
90%
Enrolled in
loyalty program
Destination XL Group, Inc.

UNIQUE CUSTOMER
Not determined by demographic
Males of all ages with a waist
size 40” and greater
Values convenience, comfort,
selection and fit over price
Desires a good, better, best
array of product assortments in
all primary lifestyles

Destination XL Group, Inc.

TRANSFORMING OUR BRAND

Began transformation to DXL brand in 2010 to provide customers with a one-stop shopping destination and grow the business
Capture greater wallet share
Attract broader customer audience
Opportunity for Growth
Target end-of-rack
1
customers
Leverage website to drive sales
1
Waist sizes 40 to 46 inches
Destination XL Group, Inc.

ONE-STOP SHOPPING AT ITS BEST 6 More brands Bright Atmosphere Wide aisles Highly Trained Staff Onsite tailoring Large changing rooms Destination XL Group, Inc.

LARGE SELECTION OF NAME BRANDS 10 Destination XL Group, Inc.

COMPLETE DXL STORE ROLL-OUT IN 2017

Majority of store openings are timed prior to the holiday shopping season to maximize profitability
August 2, 2014 2017 Estimate
DXL Stores Casual Male XL Retail CM Outlet Stores Rochester Clothing Additional Stores
Open ~40/year
Close ~40/year
Destination XL Group, Inc.
181
113
51
9
220
250
50
50
3

SQUARE FOOTAGE COMPOSITION

DXL Stores Casual Male XL Retail CM Outlet Stores Rochester Clothing Additional Stores
DXL stores will account for the majority of square footage by end of fiscal 2017
Total square footage to increase 10% to 25% by end of fiscal 2017
August 2, 2014 2017 Estimate
DXL Stores Casual Male XL Retail CM Outlet Stores Rochester Clothing
Sq. Ft. (000’s)
1,893 sq. ft. ~2,095 – 2,395 sq. ft.
Destination XL Group, Inc.
1,700 –
2,000
~200
~155
~40
1,003
643
164
83

Destination XL Group, Inc.
DXL
Year 1
DXL
Year 2
DXL
Year 3
DXL
Year 4
DXL
Year 5
Sales per square foot
$150 $170 $190 $205 $220
Gross margin, net of
occupancy costs
42.0% 44.0% 45.0% 46.0% 47.0%
SG&A as a % of sales
26.0% 22.0% 21.0% 21.0% 20.0%
Four-wall cash flow
16.0% 22.0% 24.0% 25.0% 27.0%
Build out costs
$75
IMPROVED PROFITABILITY AT MATURITY
13
1
Average store results
2
Average store pro forma
1
2
1
1
2

Destination XL Group, Inc.
DXL 5K STORES DRIVE PROFITABILITY

Introduced 5,000 square foot store concept in Q2 2014, which increased opportunity for continued store growth by ~50 more stores
Lowers cap ex and occupancy costs by 25% as compared to a 7,000 sq. ft. store
Penetrate smaller markets, where the economics of a full-size DXL would not work, and certain larger markets that warrant an additional presence due to geographical considerations
Economics of a 5,000 square foot DXL in year one in a sample market with expected annual sales of ~$800K:
Sales per square foot $160
Gross margin, net of occupancy costs 45.5%
SG&A as a % of sales 30.5%
Four-wall cash flow 15.0%
Build out costs
$80

Destination XL Group, Inc.
Per Square Foot
Average Sq. Ft.
Year One
Sales
Year One
4-Wall Cash Flow ROI
2010 – 2012 (48 stores) 9,590 $151 $22 30.0%
2013 (51 stores) 8,441 $145 $25 38.0%
2014 (40 stores) 7,428 $153 $26 42.0%
INCREASING RETURN ON INVESTMENT
15
1
Average store results
2
ROI is defined as the internal rate of return calculated on a store four-wall basis over 5 years
1
1 1
1,2
Achieving stronger return on investment in first year with smaller store sizes

Destination XL Group, Inc.
SUCCESSFUL DXL MARKETING CAMPAIGNS

You’re Looking Good
Since first flight launched (Q2 2014 vs. Q2 2013):
+6.5%
Traffic
+13.1%
Transactions
+6.2%
Retail Conversion
+5.6%
Web Conversion
+7.6%
End-of-Rack
+11.0%
Customer Count

Destination XL Group, Inc.
Experience Book & $50 Gift Card
35% Response Rate
Free Polo Offer
22% Response Rate
DRIVING TRAFFIC TO DXL STORES
17
+65%
+26%
More customers in an average DXL store’s active database
than at the average Casual Male XL store
Higher retention rate at an average DXL store compared with
an average Casual Male XL store

Destination XL Group, Inc.
CONVERTING THE CASUAL MALE CUSTOMER
Begin promoting new DXL store at ambassador Casual Male XL
stores 6 months prior to closing
18
Extending leases at certain Casual Male XL locations
Greater conversion rate of Casual Male XL
customers in Spring 2014 than Spring 2013
+24%

Destination XL Group, Inc.
FALL 2014 MARKETING CAMPAIGN

Commence campaign two weeks later than prior year
Will run from mid-October through mid-December
Aligned with peak holiday selling season and targeting gift givers
Greater quality of program for ad placement (NFL, ESPN, Prime Time)
Increased media presence for Thanksgiving week to mid-December
Implement a “lead into the weekend” strategy

Destination XL Group, Inc.
GREATER PRESENCE IN METRO MARKETS

Customers typically
willing to drive up to 20
miles to shop at DXL
Chicago metro market
large enough for
multiple full-sized and
5K DXL stores
Prior to conversion,
there were 19 Casual
Male XL stores that
serviced this market
Full size DXL
5K DXL
Future DXL

Destination XL Group, Inc.
IMPRESSIVE DOUBLE-DIGIT COMP SALES

(11 stores) (16 stores)           (23 stores)           (29 stores)       (36 stores)           (48 stores)          (52 stores)      (61 stores)
1
Spring marketing campaign ran from 5/5/13 to 6/14/13
2
Fall marketing campaign ran from 9/28/13 to 11/23/13
3
Spring marketing campaign ran from 4/27/14 to 6/14/14
1 2
5 quarters of double-digit comp sales increases
3 1
(2.7)%
5.9%
4.7%
16.5%
11.3%
13.6%
12.8%
11.3%
Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
Q4 2013
Q1 2014 Q2 2014

IMPROVING DIRECT BUSINESS

Eliminated catalog
circulation in May 2013
Improved website
functionality
Omnichannel retailer
•Ship to store
•Preferred delivery
•Store inventory available online
•Free shipping on orders above $100
•Mobile coming soon
Increased digital display
marketing
Stronger promotional
cadence
Destination XL Group, Inc.

Destination XL Group, Inc. FINANCIAL PERFORMANCE Destination XL Group, Inc.

Q2 2014 SALES HIGHLIGHTS
Total sales (Retail and Direct)
Comparable sales (all stores)
DXL comparable store sales
Casual Male XL and Rochester Clothing stores
24
+5.8%
+7.0%
+11.3%
+7.1%
Destination XL Group, Inc.

Destination XL Group, Inc.

SALES AND GROSS MARGINS
Strong gross margins provide opportunity for significant sales leverage
$192.2 $195.8 $196.0
$192.0
$200.5
$392.0
$395.9 $399.7
$388.0
45.9%
46.3% 46.5%
46.0%
45.6%
2010
2011 2012 2013 2014 YTD
($MM)
Sales Q1 & Q2 Total Annual Sales Gross Margin

Destination XL Group, Inc.

EBITDA & EBITDA MARGIN
1
EBITDA, Adjusted EBITDA, EBITDA Margin and Adjusted EBITDA Margin are non-GAAP measures. The above Adjusted EBITDA for fiscal 2011 excludes a trademark impairment charge of $23.1 million. For additional information about these non-GAAP measures, including a reconciliation to their respective GAAP measures, see Appendix A attached to this presentation.
1 1
$31.4
$31.2
$29.4
$7.7
$4.5
8.0%
7.9%
7.4%
2.2%
2010 2011 2012 2013 2014 YTD
($MM)
EBITDA EBITDA as a Percentage of Sales
2.0%

Destination XL Group, Inc.
OPERATING MARGIN & COMPARABLE SALES
Focus on improving operating margins through greater DXL sales
(continuing operations)
Total DXLG Comp Sales
27
Total DXLG Operating Margin
1
Before impairment charge of $23.1 million
4.6%
4.7%
3.5%
(3.4)%
(3.3)%
2010 2011 2012 2013 2014 YTD
1.5%
2.1% 1.5%
3.0%
5.2%
2010 2011 2012 2013 2014 YTD
Destination XL Group, Inc.

Destination XL Group, Inc.

INCREASING SG&A WITH DXL ROLL-OUT
$19.0
$19.6
$18.5
$27.8
$14.3
$148.4
$152.0
$156.4
$170.7
$86.8
37.9%
38.4%
39.1%
44.0%
43.3%
2010 2011 2012 2013 2014 YTD
Marketing Expense Total SG&A SG&A as a Percentage of Sales
($MM)

Destination XL Group, Inc.

SOLID BALANCE SHEET
2010 2011 2012 2013
Q2
2014
Inventory $92.9 $104.2 $104.2 $105.6 $116.0
Net borrowings under revolver $0 $0 $0 $9.0 $25.7
Cash on hand $4.1 $10.4 $8.2 $4.5 $5.6
Fixed term loan $0 $0 $0 $16.7 $22.6
($MM)
Unused excess availability under credit facility
at August 2, 2014 was $71.0 million

Destination XL Group, Inc.

CASH FLOW & CAPITAL EXPENDITURES
1
1
Before tenant allowances
$18.7
$23.4
$29.9
$24.9
$(2.7)
$9.0
$18.0
$32.4
$54.1
$18.9
2010 2011 2012 2013 2014 YTD
($MM)
Cash Flow from Operating Activities CAPEX

Destination XL Group, Inc.

DXLG INVESTMENT HIGHLIGHTS
Transformation to DXL concept creates compelling
investment opportunity
Significant market share/sales growth opportunity
Strong gross margins
Ability to significantly improve operating margins
Solid balance sheet with borrowing capacity

Destination XL Group, Inc.
NON-GAAP RECONCILIATION
• In addition to Operating Income (Loss) determined in accordance with United States Generally Accepted Accounting Principles (GAAP), the Company uses certain non-GAAP financial measures, such as “EBITDA,” “Adjusted  EBITDA,”EBITDA  Margin” and “Adjusted EBITDA Margin” in assessing its operating performance. The Company believes that these non-GAAP measures serve as appropriate measures to be used in evaluating the performance of its business.
• The Company defines EBITDA as Operating Income (Loss) before Depreciation and Amortization.  In addition, Adjusted EBITDA for fiscal 2011 excludes the impact of a non-recurring trademark impairment charge.  The Company defines EBITDA Margin and Adjusted EBITDA  Margin as EBITDA or Adjusted
EBITDA divided by Sales.
• EBITDA and Adjusted EBITDA as defined by the Company may not be comparable to similarly titled measures reported by other companies. The Company does not intend for non-GAAP financial measures to be considered in isolation or as a substitute for other measures prepared in accordance with GAAP.
• The following table provides a reconciliation of Operating Income (Loss), on a GAAP basis, to  EBITDA and Adjusted EBITDA, on a non-GAAP basis (in millions, except percentages)
Fiscal year: 2010 2011 2012 2013
2014
YTD
Sales $  392.0 $  395.9 $   399.6 $   388.0 $   200.5
Operating Income (Loss), GAAP Basis $    18.2 $    (4.4) $     13.9 $  (13.1) $   (6.6)
Add back:
Depreciation and Amortization $    13.2 $   12.5 $      15.5 $   20.8 $   11.1
EBITDA $    31.4 $     8.1 $       29.4 $     7.7 $   4.5
Adjustment for Trademark Impairment - $    23.1 - - -
ADJUSTED EBITDA - $    31.2 - - -
EBITDA MARGIN 8.0% 2.0% 7.4% 2.0% 2.2%
ADJUSTED EBITDA MARGIN 7.9%
Appendix A

Destination XL Group, Inc. INVESTOR CONTACT Jeffrey Unger V. P. Investor Relations Destination XL Group, Inc. jeffunger@usa.net 561-482-9715 (o) 561-543-9806 (c) www.DestinationXL.com 33